Exhibit 10.71
















                               ONE SARASOTA TOWER


                                 LEASE AGREEMENT











                                                    THIS INSTRUMENT PREPARED BY:
                                                      J. GEOFFREY PFLUGNER, ESQ.
                                                   ICARD, MERRILL, CULLIS, TIMM,
                                                          FUREN & GINSBURG, P.A.
                                                     2033 MAIN STREET, SUITE 600
                                                         SARASOTA, FLORIDA 34237
                                                                  (941) 366-5707




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                                TABLE OF CONTENTS


1..............................................................DEFINITIONS     1
2.................................................................PREMISES     2
3.....................................................................TERM     3
4.....................................................................RENT     3
5........................................TENANT'S SHARE OF OPERATING COSTS     3
6.........................................................SECURITY DEPOSIT     4
7................................................ADDITIONS AND ALTERATIONS     4
8............................................................PERMITTED USE     5
9...........................................UTILITIES; JANITORIAL SERVICES     6
10..............................................INDEMNIFICATION; INSURANCE     6
11................................................ASSIGNMENT OR SUBLETTING     9
12......................................................SIGNS; ADVERTISING    10
13........................................MAINTENANCE OF INTERIOR PREMISES    10
14...................................................DAMAGE OR DESTRUCTION    11
15.................................................................DEFAULT    11
16................................................................REMEDIES    12
17...............................................LANDLORD'S RIGHT OF ENTRY    14
18.................................................................NOTICES    15
19.      TAXES ON TENANT'S PERSONAL PROPERTY
.........................................AND TAXES ASSESSED AGAINST RENTALS    15
20.................................ATTORNEY'S FEES AND COSTS OF COLLECTION    15
21.........................................................PRIOR AGREEMENT    16
22.............................................................FLOOR PLANS    16
23....................................................NO AUTOMATIC RENEWAL    16
24.............................................BUILDING STANDARDS CRITERIA    16
25........................................TERMS, HEADINGS AND JURISDICTION    17
26............................................................CONDEMNATION    17
27..............................................SUBORDINATION TO MORTGAGES    17
28...................................................ESTOPPEL CERTIFICATES    17
29.........................................................QUIET ENJOYMENT    18
30..........................................................PARKING SPACES    18
31..................................LANDLORD'S RIGHT TO ALTER COMMON AREAS    18
32.............................................................EXCULPATION    19



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33..................................................SUCCESSORS AND ASSIGNS    19
34.................................................REAL ESTATE COMMISSIONS    19
35...............................................RADON AND HAZARDOUS WASTE    19
36.....................ADDITIONAL PROVISION REGARDING LANDLORD'S LIABILITY    20
37.....................................THE AMERICANS WITH DISABILITIES ACT    20
38..........................................BUILDING RULES AND REGULATIONS    20
39.............................................................PERFORMANCE    20
40......................................................SPECIAL PROVISIONS    20

EXHIBIT A: FLOOR PLAN OF PREMISES.......................................22
EXHIBIT B: BUILDING RULES AND REGULATIONS...............................23
EXHIBIT C: BUILDING STANDARDS CRITERIA..................................28
EXHIBIT D: SPECIAL PROVISIONS...........................................30
EXHIBIT E: SHORT FORM LEASE.............................................31
EXHIBIT F: AMERICANS WITH DISABILITIES ACT - HIGHLIGHTS.................32



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THIS INSTRUMENT PREPARED BY:
J. GEOFFREY PFLUGNER, ESQ.
ICARD, MERRILL, CULLIS, TIMM,
FUREN & GINSBURG, P.A.
2033 MAIN STREET, SUITE 600
SARASOTA, FLORIDA 34237
(941) 366-5707
(941) 552-0108 Fax

                               ONE SARASOTA TOWER

                                 Lease Agreement

     THIS LEASE is entered into the day of March, 2001 between ONE SARASOTA TOWER INC. hereinafter called the "Landlord", and CORE CARE DELAWARE, Inc., a Delaware corporation, hereinafter referred to as the "Tenant";

                                   WITNESSETH:

     As mutual consideration for entering into this lease the Landlord and Tenant agree to the following covenants, terms and conditions:

l.   DEFINITIONS AND TERMS:

As used in this Lease Agreement, the terms enumerated below as items 1.1 to 1.20 inclusive shall have only the meaning set forth in this section unless the same shall be expressly modified, limited or expanded elsewhere in the Lease Agreement, in which event, such modification, limitation and/or expansion shall supersede the applicable terms set forth below:

1.1. Exhibits: The following Exhibits attached to this lease are incorporated herein and made a part hereof:

          Exhibit A:  Floor Plan of Premises
          Exhibit B:  Building Rules and Regulations
          Exhibit C:  Building Standards Criteria
          Exhibit D:  Additional Provisions
          Exhibit E:  Short Form Lease
          Exhibit F:  Americans With Disabilities Act-Highlights

1.2. Building: One Sarasota Tower; approximately 136,928 rentable square feet plus attached parking garage located at the northwest corner of U.S. 41 and Gulfstream Avenue in Sarasota, Florida, Address: Two North Tamiami Trail, Sarasota, Florida 34236.


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1.3. Premises or Demised Premises: Suites 606 and 608

1.4. Term: 5 years, -0- months and -0- days

1.5. Commencement Date: April 1, 2001
     Rental Commencement Date: April 1, 2001

1.6. Termination Date: March 31, 2006

1.7. Initial Per Square Foot Base Rental on Annual Basis $24.00

1.8. Initial Base Monthly Rental $7,070.00 plus applicable tax

1.9. Annual Rent: the sum of $84,840.00 plus sales tax

1.10.Prepaid Rent: The sum of $7,070.00 plus applicable tax, representing prepayment of one (1) month's Monthly Rent.

1.11.Rentable Area of Demised Premises ("Net Rentable Area"): 3,535 square feet.

1.12 Consumer Price Index to be used for base year calculations:  January 2001 :
     175.1

1.13.Number of Parking Spaces which Tenant shall rent: Within the Building and Offsite : total of six (6) within Building.

1.14. Monthly Rental for parking spaces: $45.00 per space plus taxes.

1.15. Security Deposit: $ 7,070.00.

1.16. Permitted Use: CORPORATE OR REGIONAL OFFICE

1.17.Tenant's  Address: One Sarasota Tower, 6th Floor, Suite 606,
                        2 North Tamiami Trail, Sarasota, FL 34236

1.18.Landlord's  Address:  Two North Tamiami Trail Suite 210
                           Sarasota,  Florida    34236

1.19. Additional Provisions: See Exhibit "D"

1.20. Guarantor: NONE


2.   PREMISES:

2.1. Landlord leases the Premises to the Tenant, and Tenant hires the premises from the Landlord for the Term of this Lease.



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2.2. Tenant  acknowledges that this Lease is made subject to all existing liens, encumbrances, deeds of trust, reservations, restrictions and other matters of record and to zoning, building and fire ordinances and all governmental statutes, rules and regulations relating to the use or occupancy of the Premises, as same may hereafter be amended from time to time.

3. TERM: The Term of this Lease shall commence on the Commencement Date and shall terminate on the Termination Date, unless terminated sooner in accordance with the terms of this Lease.

4.   RENT:

4.1. Rent Determination: Tenant agrees to pay to Landlord each year during the Term the Annual Rent for the Premises. Said Annual Rent shall be paid in monthly installments equal to the Monthly Rent. The Monthly Rent shall be due and payable in advance, on or before the first day of each calendar month during the entire Term, commencing with the first day of the first full calendar month of the Term; provided that Tenant shall pay to the Landlord on the Commencement Date the prorated Monthly Rent attributable to the month in which the Commencement Date occurs if the Commencement Date is other than the first day of a month. Concurrently with the execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent, plus Florida State Sales Tax thereon and any other tax applicable to said prepaid Rent. All rent payable by Tenant to Landlord under this Lease shall be paid to Landlord in lawful money of the United States of America at Landlord's office on Page 1 herein, or to any other person or at any place Landlord designates in writing.

4.2. Tenant agrees to pay to Landlord as Additional Rent upon demand (but not more frequently than monthly) all charges for any services, goods or materials furnished by Landlord at Tenant's written request which are not required to be furnished by Landlord under this Lease without separate charge or reimbursement.

4.3. Pro-rations: Any rent for any fractional month shall be prorated based on a thirty (30) day month, and for any fractional year shall be prorated based on a three hundred sixty (360) day year. All rent payable by Tenant to Landlord under this Lease shall be paid to Landlord in lawful money of the United States of America at Landlord's office located in the Building, or to such other person or at such other place as Landlord may from time to time designate in writing. All rent shall be paid without prior demand, deduction, setoff or counterclaim.

4.4. A late payment penalty shall be added to any rent not received by Landlord within ten (10) days of the due date. Such penalty shall be five percent (5%) of the monthly rent or additional rent due.

4.5. Sales Tax: Tenant shall pay to Landlord concurrently with the payment of the Monthly Rent, any additional rent and other sums, all Florida State Sales Tax and any other tax which is applicable to such payment.


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5. SECURITY  DEPOSIT:  The Security Deposit specified in paragraph 1.15 shall be held by Landlord as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease on the part of Tenant to be observed and performed, and Landlord shall have no liability to pay interest thereon unless required by law. If any rent or Additional Rent herein reserved or any other sums payable by Tenant hereunder shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option, and without prejudice to any other remedy which Landlord may have on account thereof, apply the Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of the rents or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default on the part of Tenant; and in such event Tenant shall forthwith upon demand restore the Security Deposit to its original amount, and the sum required to so restore the Security Deposit shall be Additional Rent hereunder. In the event Tenant shall have fully and faithfully complied with all of the terms, covenants and conditions of this Lease, the Security Deposit shall be returned in full to Tenant within thirty (30) days following the end of the Term or earlier termination of this Lease. In the event that any bankruptcy,
insolvency,   reorganization  or  other  creditor/debtor  proceedings  shall  be instituted by or against Tenant or its successors or assigns Landlord may apply the Security Deposit first to the payment of any rent, Additional Rent, and other amounts due Landlord hereunder, and the balance, if any, of the Security Deposit may be retained by Landlord in partial liquidation of Landlord's damages. Landlord may deliver the Security Deposit to the purchaser of Landlord's interest in the premises, in the event that such interest is sold, and Landlord shall thereupon be discharged from any further liability with respect to the Security Deposit.

7. ADDITIONS AND ALTERATIONS:

7.1. No changes, alterations, improvements or additions to the Premises shall be made to the Premises or any part thereof without first obtaining the written consent of the Landlord. All changes, alterations, additions and improvements made or placed in or upon the Premises of the Landlord by the Tenant, and which by operation of law would become a part of the real estate, shall immediately upon being made or placed thereon become the property of the Landlord and shall remain upon and be surrendered with the Premises as a part thereof, at the termination by lapse of time or otherwise, of the Term herein granted. Any such changes, alterations, improvements, or additions shall be done in conformity with the "Building Standards Criteria" furnished herewith as Exhibit "C". At Landlord's request at or prior to termination of the Term, Tenant shall remove all or any part of any improvements made to the Premises.


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7.2. Fixtures:  Tenant may install or affix to the Premises  such  equipment and trade fixtures as are reasonably necessary for the conduct of Tenant's business operations therein with Landlord's prior written consent; and, upon termination of this Lease for any reason other than Tenant's default, Tenant may remove the same provided that, after such removal, Tenant restores the Premises at Tenant's expense to the same condition as existed prior to the installation of such equipment or fixtures. It is understood
     and  agreed,   however,   that  any  floor  and  wall  coverings  or  other
     appurtenances attached to the floor or any part of the Premises by tenant shall at the termination of this Lease or any renewal hereof, remain the property of Landlord and shall not be removed unless Landlord requests Tenant to remove the same. Tenant shall promptly pay and discharge and shall indemnify and hold Landlord harmless of and from, all tangible personal property taxes and assessments now or hereafter taxed, assessed, imposed, or levied by any lawful authority against or upon any fixtures, equipment, or personal property located in the Premises during the term of this Lease.

7.3  See Exhibit D for specific approvals, if any.


8. PERMITTED USE:

8.1. Permitted uses: The Premises shall be used only for the Permitted Use and for no other purpose. The Tenant, shall, at its own cost and expense, obtain any and all licenses and permits necessary for such use. The Tenant shall comply with all governmental laws, ordinances and regulations applicable from time to time to its use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Premises, all at the Tenant's sole expense.

8.2. Uses not permitted: The Tenant shall not do, suffer or permit anything to be done in, on or about the Premises or the Property, nor bring, nor keep anything therein which will in any way affect fire or other insurance upon the Building or any of its contents or which will in any way conflict with any law, ordinance, rule or regulation now or hereafter in force or effect relating to the occupancy and use of the Premises and said Property, or in any way obstruct or interfere with the rights of other Tenants or users of the Property, or injure or annoy them, nor use, nor allow the Premises or the Building to be used for any improper, immoral, unlawful or objectionable purpose, or cooking therein, (except a microwave oven) and nothing shall be prepared, manufactured, or used in the Premises which might emit an odor into the corridors of the building, except as may be consistent with the Permitted Use.

8.3. Machinery Operation: The Tenant will not, without the written consent of the Landlord, use any apparatus, machinery, or equipment or device in, on or about the Premises which may cause any excessive noise or may set up any excessive vibration or excessive floor loads or which in any way would increase the normal amount of electricity agreed to be furnished or supplied under this Lease, or as specified in the Building Standards Criteria, and further, the Tenant shall not connect with water any apparatus, machinery, equipment or device, other than an office type coffee maker, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. The Tenant shall, at the Tenant's sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now or hereafter in force, pertaining to said Premises, and shall faithfully observe in the use of said Premises and Property all municipal ordinances and regulations and state and federal statutes and regulations now or hereafter in force and effect.

8.4. Change in law: Any change in law or otherwise which may make Tenant's use of the Premises impracticable or impossible shall not affect Tenant's obligations under this Lease.

9. UTILITIES; JANITORIAL SERVICES:

     Subject to Tenant's obligation to pay rent under this Lease and perform Tenant's other obligations, the Landlord agrees to furnish in connection with the Premises, the following: electricity (commensurate with the Landlord's electrical system and wiring in the building of which the Premises are a part, supplying approximately 110 volts; except as may be modified by paragraph 41 hereof) for lights and other usual and ordinary office purposes; replacement of ceiling light bulbs and tubes in the fixtures provided by the Landlord; heat and air conditioning, subject to government authority regulations from time to time in effect, during normal business hours; (8 A.M. to 6 P.M. Monday through Friday, except holidays and from 8 A.M. to 1 P.M. on Saturdays); janitorial services as specified in the Building Standards Criteria; and provide for use in common of the elevators, restrooms, and other like facilities of the Building. All said costs shall be included in Building Operating Costs. Landlord reserves the right to establish special charges to be paid by Tenant for additional non-standard services provided. The Landlord shall not be liable for the failure to furnish any of the items or services herein mentioned when such failure is caused by or results from accidents or conditions or matters beyond the reasonable ability of the Landlord to control, or caused by or resulting from lack of utility services, breakdown of mechanical equipment, repairs, labor disturbances, or labor disputes of any character, whether resulting from or caused by acts of the Landlord or otherwise, nor shall the Landlord be liable under any circumstances for loss of or injury to property or persons, however occurring, through or in connection with or incidental to the furnishing of any of such items or services, nor shall any such failure relieve the Tenant from the duty to pay the full amount of rent and other sums of money herein provided to be paid by the Tenant, or constitute or be construed as a constructive or other eviction of the Tenant.

10. INDEMNIFICATION; INSURANCE:

10.1.Indemnification  by  Tenant:  Tenant  does  hereby  indemnify  and agree to forever save and hold Landlord and Landlord's agents, contractors, licensees, employees, directors, officers, partners, trustees and invitees (collectively, "Landlord's Employees") harmless from and against any and all damages, claims, losses, demands, costs, expenses (including reasonable attorneys' fees and costs), obligations, liens, liabilities, actions and causes of action, threatened or actual, which Landlord may suffer or incur arising out of or in connection with this Lease, including without limitation, Tenant's or Tenant's business, any activity, work or things done, permitted or suffered by Tenant in or about the Premises or the Property, Tenant's or Tenant's Employees' nonobservance or nonperformance of any statute, law, ordinance, rule or regulation, or any negligence of the Tenant or Tenant's Employees, provided however, Tenant shall not be liable pursuant to Paragraph 10.1 for any claims arising from the wilful acts or gross negligence of Landlord or Landlord's employees.

          Tenant further agrees that in case of any claim, demand, action or cause of action, threatened or actual, against Landlord, as a result of action or inaction by Tenant and Tenant does not provide a defense against any and all such claims, demands, actions or causes of action threatened or actual, the Tenant will, in addition to the above, pay Landlord the attorney's fees, legal expenses and costs incurred by Landlord in providing or preparing such defense, and Tenant agrees to cooperate with Landlord in such defense, including, but not limited to, the providing of affidavits and testimony upon request of Landlord.


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10.2.Liability Insurance:  Tenant shall, at Tenant's expense, obtain and keep in force during the term of this lease a policy of comprehensive general liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the premises and all areas appurtenant thereto with minimum combined single limits of $2,000,000.00, or such other limits as Landlord may from time to time reasonably require. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the
     existence  and  amounts  of  such  insurance  with  loss  payable   clauses
     satisfactory to Landlord, and thereafter shall deliver any replacement policies to Landlord prior to expiration of the current policy. No policy shall be cancelable or subject to reduction of coverage except after twenty
     (20) days prior written notice to Landlord.

10.3.Assumption of risk: Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises from any cause and Tenant hereby waives all claims in respect thereof against Landlord. Landlord and Landlord's Employees shall not be liable for any damage to property entrusted to Landlord or Landlord's Employees, nor any cause whatsoever, unless caused by or due to the gross negligence of Landlord or Landlord's agents or employees. Landlord and Landlord's Employees shall not be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents, or needed repair in the Premises or, if known by the Tenant, in other parts of the Building.

10.4.Mutual  Waiver re  insurance:  Landlord and Tenant  hereby  mutually  waive their respective rights of recovery and subrogation against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties to the extent such waiver is permitted by such policies or insurance carriers. The parties hereto acknowledge that each shall notify their respective insurance companies of this Waiver of Subrogation.

10.5.Liens not permitted: Lessor's interest in the leased premises shall not be subject to liens.

          (a) Tenant agrees that it shall not enter into any contract for the Tenant's Improvement unless the following language is included in such contract:

          "Notwithstanding anything herein contained to the contrary, the contractor acknowledges that Tenant holds only a leasehold interest in the property which is the subject of this contract. Tenant is not the agent of the owner of the property, and no lien resulting from work performed under this contract shall attach to the interest of such owner."

          (b) Tenant agrees that it will not permit any work to be commenced until such time as Tenant has provided Lessor with a fully executed copy of the construction contract evidencing incorporation of the language set forth in Section 10.5(a) above. In addition, prior to commencement of the work, Tenant shall post the following notice in a conspicuous place on the Leased Premises, and shall assure that such notice is maintained throughout the entire course of the construction:

     "NOTICE TO CONTRACTOR, SUBCONTRACTOR, MATERIAL MEN AND LABORERS

     Notice is hereby given that work in these premises is being performed for Tenant. Tenant is not the agent of the owner of this property, and any lien rights shall in no event attach to the interest of the owner"


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          (c) If, for whatever  reason,  any construction or other lien shall be filed against the Leased Premises, purporting to be for labor or material furnished or to be furnished at the request of Tenant, then Tenant shall, at its expense, cause such lien to be discharged of record by payment, bond or otherwise as allowed by law, within ten (10) days after the filing thereof. If Lessee shall fail to cause such lien to be discharged of record within such ten (10) day period, Lessor, in addition to any other rights and remedies, may, but shall not be obligated to, cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, and Tenant shall, upon demand, promptly within ten (10) days, reimburse Lessor for all amounts paid and costs incurred including attorney's fees and interest thereon at the maximum legal rate from the respective dates of Lessor's payments therefore, in having such lien discharged of record, and, further, Tenant also shall otherwise indemnify, protect, defend and save Lessor harmless from any claims, actions or damages resulting therefrom.

          (d) The interest of the Lessor shall not be subject to liens for improvements made by the Tenant. The Tenant shall notify all contractors making such Tenant's improvements of this provision. The Tenant shall, at Lessor's request, execute and acknowledge a short form of this Lease Agreement for recording in the Public Records of Sarasota County, Florida, pursuant to subsection 713.10(1), Florida Statutes, or the Lessor may instead, at Lessor's option, record the notice provided by Subsection 713.10(2), Florida Statutes, in the Public Records of Sarasota County, Florida.

          (e) The Tenant shall indemnify, exonerate and hold the Lessor harmless against all claims, actions, judgments, damages, liabilities, payments, liens, costs and expenses, including, but not limited to reasonable attorney's fees, legal assistant fees and paralegal fees that the Landlord may suffer or incur and that result, directly or indirectly, from the design or construction of the Tenant's improvements.

10.6.This Lease shall not be recorded. However, the Landlord may record a short form of this Lease, the form of which is attached hereto as Exhibit E.

11. ASSIGNMENT OR SUBLETTING:

11.1 The Tenant shall not sell, assign, transfer, mortgage, hypothecate or otherwise encumber this Lease or the leasehold interest granted hereby, or any interest therein, or permit the use of the Premises or any part thereof by any person or persons other than the Tenant and Tenant's employees and business invitees, or sublet the Premises, or any part thereof, without the prior written consent of the Landlord, which shall not be unreasonably withheld; and notwithstanding any such assignment, mortgage, hypothecation, encumbrance or subletting, the Tenant shall at all times remain fully responsible and liable for the payment of the rent and other sums of money herein specified and for compliance with all of the obligations of the Tenant under the terms, provisions and covenants of this Lease. If Tenant is a corporation, unincorporated association, trust or general or limited partnership, the sale, new issue, assignment, transfer or hypothecation of any stock or other ownership interest of such entity which from time to time in the aggregate exceeds twenty-five percent (25%) of such interest shall be deemed an assignment subject to the provisions of this Paragraph 11.1.

11.2.If Tenant subleases or assigns any portion of the Premises and whether or not such sublease or assignment was consented to, and the rental exceeds the amount of rent due hereunder, Tenant shall pay to Landlord one-half (1/2) of all such excess rent as additional rent. In no event shall Tenant be permitted to sublease or assign any portion of the Premises at a rental amount less than the amount due under the terms of this Lease.

11.3.Any act described in Section 11.1 which is done without the consent of the Landlord shall be null and void and shall be an Event of Default.

11.4.Landlord shall have the right to sell, transfer or assign any of its rights and obligations under this Lease.

12. SIGNS; ADVERTISING:

     The Tenant shall not place or maintain or permit to be placed or maintained any signs or advertising of any kind whatsoever on the exterior of the Building or on any exterior windows in said Building, or elsewhere within the Premises so as to be visible from the public hallways or other public areas of the Building except such numerals and lettering on doorways as may be approved and permitted by the Landlord (and the Landlord shall have the right to specify the size, design, content, materials to be used and locations upon the door of any such materials and lettering); and the Tenant shall not place or maintain, nor permit the placing or maintaining, and shall promptly remove any that may be placed by Tenant, of any awnings or other structure or material or machinery or equipment of any kind whatsoever on the exterior or extending to the exterior of the Building, or on the outside (that is to say, the side not facing inward toward the interior of the Premises) of any interior wall or partition separating the Premises from other portions or areas of said Building.

13. MAINTENANCE OF INTERIOR OF PREMISES:

13.1.Maintenance: The Tenant shall take good care of the Premises and shall, at the Tenant's own cost and expenses, keep in good sanitary condition and repair and shall promptly make all repairs to the same to the satisfaction of the Landlord, except for usual and ordinary wear and tear by reasonable use and occupancy or fire or other casualty; and at the end or other expiration of the Term, shall deliver up the Premises in the same condition as received, ordinary wear and tear by ordinary use thereof, fire and other casualty only excepted. Landlord may, but shall not be obligated to, make any repairs which are not promptly made by Tenant and charge Tenant for the cost thereof as rent.

13.2.No set-off: Tenant waives all rights (whether statutory or otherwise) to make repairs at the expense of Landlord, to cure any alleged defaults by Landlord at the expense of Landlord, or to deduct the cost thereof from rent or other sums due Landlord hereunder.

14. DAMAGE OR DESTRUCTION:

     If the Building is, without fault of the Tenant, damaged by fire or other peril to the extent that the entire Demised Premises are rendered untenantable and cannot be reasonably rendered in as good a condition as existed prior to the damage within sixty (60) days from the date of such damage, the Term of this lease may be terminated by the Landlord or the Tenant by giving written notice to the other party; but if such damage is not such as to permit a termination of the Term of the Lease as above provided, then if such damage is not caused by Tenant or Tenant's agents, employees, guests or invitees, a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which and to the portions of the Premises of which the Tenant shall hereby be deprived of possession. The Tenant agrees that Landlord shall not be responsible or liable for any loss due to business interruption occasioned by such fire, casualty or other cause which renders the Premises untenantable nor shall Landlord be liable for any damage to Tenant's property or persons. Tenant may not terminate this Lease on account of any damage caused by Tenant or Tenant's agents, employees, guests or invitees.

15. DEFAULT:

     Upon the happening of any of the following events:

     (a) Tenant's continued default in the payment of any monthly rental or other payments due hereunder, including without limitation Additional Rent, taxes and sales tax or any other payment due Landlord under any other agreement or contract between Landlord and Tenant; or

     (b) Tenant's abandonment or vacating of the Premises, it being agreed that non-occupation of the Premises for a period of thirty (30) consecutive days shall be conclusively deemed an abandonment. Notwithstanding anything contained in Florida Statute Chapter 85 to the contrary; or

     (c) Tenant's voluntarily petitioning for relief under or otherwise seeking the benefit of any bankruptcy, reorganization or insolvency law; or

     (d)  A receiver or trustee being appointed for Tenant or its property; or

     (e)  The   filing   of   an   involuntary   bankruptcy,   arrangement,   or
          reorganization petition against Tenant; or

     (f)  Tenant's making an assignment for the benefit of creditors; or

     (g) Any of the goods, chattels, rights, credits, or effects of Tenant used in or incident to the occupation of the Premises being seized, sequestered, or impounded by virtue of or under the authority of any legal proceedings; or

     (h) Tenant's interest under this Lease being sold under execution or other legal process; or

     (i) Any act or omission of Tenant which results in the filing of a lien against the Premises; or

     (j) Any transfer, assignment, subletting or encumbering of Tenant's interest under this Lease or the Premises, by operation of law or otherwise without the prior written consent of Landlord, which consent shall be in the sole and absolute discretion of Landlord; or

     (k) Tenant's continued default in the performance or observance of any of the other covenants or agreements herein contained and not specifically set forth above for a period of ten (10) days after the date of mailing written notice thereof by Landlord to Tenant.

16. REMEDIES:

     Landlord may, in addition to all other remedies provided by law, exercise any one or more of the following options which are not mutually exclusive and are consistent with the laws of the State of Florida:

16.1.Acceleration: Declare the entire remaining unpaid rental (whether monthly, additional, percentage or otherwise) for the balance of the term of this Lease immediately due and payable forthwith and take action to recover and collect the same either by distress or otherwise, or,

16.2.Terminate Tenant's right to possession under this Lease and re-enter and take possession of the Premises, and relet or attempt to relet the Premises, or any part thereof, on behalf of and as the agent of Tenant, at such rental and under such terms and conditions as Landlord may, in the exercise of Landlord's sole and absolute discretion, deem best under the circumstances for the purpose of reducing Tenant's liability, and Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain liable for all rental, additional rent and all other sums due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of this Lease. Landlord shall apply any rentals received from such reletting first to the expenses of Landlord, if any, incurred by re-entering and placing the Premises in condition for reletting, and then to the payment of rentals due hereunder and other obligations of Tenant to Landlord arising under this Lease. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby waive any claim to such excess rental. At any time during such repossession or reletting, Landlord may, by delivering written notice to Tenant, elect to exercise its option under the following subparagraph to accept a surrender of the Premises, terminate and cancel this Lease, and retake possession and occupancy of the Premises on behalf of the Landlord.

16.3.Termination and Possession:  Declare this Lease  terminated,  whereupon the term herein granted and all right, title, and interest of Tenant in and to the Premises shall end. Such termination shall be without prejudice to Landlord's right to enforce the collection of any rental, additional rental or other sums due or accrued at the termination thereof, and for such time as shall be required to evict Tenant, together with all other damages suffered by Landlord as a result of Tenant's default. Upon such termination Landlord shall have the right immediately to re-enter the Premises and take possession thereof, and Tenant shall thereupon be deemed to have surrendered the Premises to Landlord.

16.4.Tenant's Account: Pay or perform any obligation of Tenant for Tenant's account, without prejudice to any other right or remedy of Landlord. All damages, costs and expenses so incurred by Landlord, including any interest, penalties and attorneys' fees, shall be due and payable to Landlord on demand.

16.5. Trial Waiver:

     THE PARTIES HERETO SHALL, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE PREMISES AND/OR ANY CLAIM OF INJURY OR DAMAGE.

     Tenant hereby consents to the jurisdiction of any state court whose jurisdiction includes the county in which the Premises are located.

16.6.Service Address: In the event of any action or proceeding arising from this Lease or any other agreement to which Landlord and Tenant are a party, Tenant hereby stipulates that service of process upon Tenant shall be effective at the following address:

                                    Suite 606
                                    One Sarasota Tower
                                    2 North Tamiami Trail
                                    Sarasota, Florida  34236

     Tenant covenants that it shall, within five (5) days of change, notify Landlord of any new address for service of process. In the event that the foregoing address shall conflict with or otherwise be different from any address designating a registered agent with the Secretary of State of the State of Florida, then Landlord, at Landlord's election, may elect to serve Tenant utilizing either address. In the event Tenant changes its address and fails to notify Landlord of the change within the aforesaid five (5) day period, then Tenant hereby agrees that it appoints the Secretary of State of the State of Florida as Tenant's duly authorized agent for receipt of service of process.

16.7 Late Payment Interest: If any installment of rent, additional rent or other sums due hereunder is not paid within ten (10) days after it is due, then such payment shall bear interest at the lower rate of either eighteen percent (18%) per annum or the maximum rate permitted by law, from the date on which it was due until the date on which it is paid, regardless of whether any notice has been given by Landlord to Tenant. This provision shall not relieve Tenant from payment of any rent, additional rent or other sums due hereunder at the time and in the manner herein specified nor waive any other right or remedy of Landlord hereunder.

16.8.Acceptance of Late Payments: The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default, it shall constitute only waiver of timely payment for the particular rent payment involved. No payment by Tenant or receipt by Landlord of a lesser amount than the rent, additional rent or other sums due shall be deemed to be other than on account of the earliest stipulated amounts so due, nor shall any endorsement or statement on any check or any letter or other writing accompanying any check or payment as rent be deemed in accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance of such rent or to pursue any other right or remedy provided herein or at law or in equity.

16.9 Cumulative Remedies: The remedies of Landlord herein are cumulative and the election to proceed by forfeiture or surrender or otherwise shall not preclude the exercise of any other remedies herein described or otherwise provided by statute or general law, including at law or in equity, at the same time or in subsequent times or actions.

17.  LANDLORD'S RIGHT OF ENTRY:

     The Tenant agrees that the Landlord, or its officers, agents, servants, and employees may enter said Premises at any hour to protect the same against the elements, or accidents, or to effect repairs or replacements, and, upon reasonable notice, at any reasonable hour for the purpose of examining the same, showing the same to prospective purchasers or tenants, or for any other reasonable purpose.

18.  NOTICES:

     Any bill, statement, notice or communication which the Landlord may desire or be required to give to the Tenant shall be deemed sufficiently given and rendered if, in writing, delivered to the Tenant personally, or sent by registered or certified mail addressed to the Tenant at the Building or left at the Premises addressed to the Tenant, and the time of the rendition of such bill, statement, or notice shall be deemed to be the time when the same is mailed to the Tenant, or delivered, or left at the Premises as herein provided. Any notice to Landlord shall be in writing, addressed to Landlord at Landlord's Address (or such different address as Landlord may notify Tenant) and shall be sent first class mail, postage prepaid, certified return receipt requested.

19.  TAXES ON TENANT'S PERSONAL PROPERTY AND TAXES ASSESSED AGAINST RENTALS:

19.1.Personal Property Taxes: The Tenant shall pay promptly when due any and all taxes and assessments that may be levied or assessed against Tenant's personal property located in, on or about the Premises and will cause such personal property to be assessed directly to the Tenant. If for any reason said personal property cannot, or is not assessed separately and is included with the Landlord's real or personal property tax assessments, the Tenant will upon demand pay to the Landlord the amount of taxes levied or assessed against the personal property, using for such purpose the valuation and rate of tax placed thereon by the taxing authority, if the same can be determined and if not, using a reasonable valuation.

19.2.Sales Tax: In addition to the rent hereinabove provided for, the Tenant shall pay to the Landlord, promptly as and when due, all sales, use or excise taxes, levied, assessed or payable on or on account of the leasing or renting provided for hereunder, or on account for the rent payable hereunder.

20. ATTORNEY'S FEES AND COSTS OF COLLECTION:

     The Tenant shall promptly pay to the Landlord all costs and expenses of enforcement of this Lease and of collection, including without limitation attorneys' fees, paralegals' fees, and costs, including appeals, with respect to any part of said rent and other charges and sums of money herein reserved or required by the Tenant to be paid and met, which may be sustained or incurred by the Landlord after the date the same, or any portion thereof, becomes due; and the Tenant further agrees to pay all reasonable costs and expenses, including reasonable attorneys' fees and paralegal fees, including appeals, which may be sustained or incurred by the Landlord in or about the enforcement or declaration of any of the rights or remedies of the Landlord or obligations of the Tenant, whether arising under this lease or granted, permitted or imposed by law or otherwise.

21. PRIOR AGREEMENTS:

     This agreement supersedes and revokes any and all prior written agreements between the parties relating to the Premises, and all oral agreements between the parties relating to the Premises are hereby merged into this lease; and no amendment, modification or variation of this Lease or of any terms or provisions of this Lease, shall be effectual, binding or valid unless and until the same is reduced to writing and signed by the party to be charged thereby. No notice, request or demand in this Lease provided for may be waived except by written waiver thereof signed by the party waiving the same. Submission of this Lease to or by Tenant shall not create any rights in favor of Tenant until this Lease has been executed by both Landlord and Tenant.

22. FLOOR PLANS:

     Any floor plan or other plan, drawing or sketch which is attached to or made part of this Lease, such as Exhibit "A", is used solely for the purpose of a reasonable approximate identification and location of the demised Premises, and any markings, measurements, dimensions or notes of any kind contained therein (other than the outline of the Premises as an approximate identification and location thereof) having no bearing with respect to the terms and conditions of this Lease. The design, layout, materials, structure or other aspects of the Building and Property may be altered hereafter without affecting Tenant's obligations hereunder. Tenant acknowledges that neither Landlord nor any agent or employee of Landlord has made any representation or warranty with respect to the Premises, the Building or the Land or with respect to the suitability of the Premises for Tenant's intended use unless such are expressly set forth in this Lease. Tenant further acknowledges that no representations or warranties as to the state of construction or repair of the Premises, nor promises to alter, remodel, improve, repair decorate or paint the Premises, have been made by Landlord. Tenant has inspected the Premises and the Building and has verified the dimensions thereof to the satisfaction of the Tenant; and the Tenant has inspected and is familiar with the condition of the elevators, stairways, halls, air conditioning system and facilities; and sanitary facilities of the Building and the Tenant agrees to accept the Premises in their current "as is" condition.

23. NO AUTOMATIC RENEWAL:

     There shall be no extension or automatic renewal of the terms of this lease unless otherwise agreed in writing by the parties hereto. Tenant shall have no right to hold over and, if Tenant does so with Landlord's consent, same shall be a tenancy from month-to-month terminable at will by either Landlord or Tenant.

24. BUILDING STANDARDS CRITERIA:

     The Premises are leased in its "as is" condition without any modification or fit out required of the Landlord, except as maybe set forth in Exhibit D.

25. TERMS, HEADINGS AND JURISDICTION:

     As used herein the singular shall include the plural, the plural shall include the singular, and each gender shall include the other where the context shall so require. The headings in this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. This Lease shall be governed by the laws of the State of Florida.

26. CONDEMNATION:

     In the event the whole or any part of the Building of which the Premises are a part, other than a part not interfering with the maintenance or operation thereof shall be taken or condemned for any public or quasi-public use or purpose, the Landlord may, at its option, terminate this Lease from the time title to or right to possession shall vest in or be taken for such public or quasi-public use or purpose and the Landlord shall be entitled to any and all income, rent, awards or any interest therein whatsoever which may be paid or made in connection therewith.

27. SUBORDINATION TO MORTGAGES:

     This lease is hereby made expressly subject and subordinate at all times to any and all mortgages, deeds of trust, ground or underlying leases affecting the Premises which have been executed and delivered or which will hereafter be executed and delivered and any and all extensions and renewals thereof and substitutions therefore and to any and all advances made or to be made under or upon said mortgages, deeds of trust, ground or underlying leases. Tenant agrees to execute any instrument or instruments which the Landlord may reasonably deem necessary or desirable to effect the subordination of this lease to any or all such mortgages, deeds of trust, ground or underlying leases and in the event that the Tenant shall refuse, after reasonable notice, to execute such instrument or instruments which the Landlord may deem necessary or desirable to effect the subordination of the lease to any or all such mortgages, deeds of trust, ground or underlying leases and in the event that the Tenant shall refuse, after reasonable notice, to execute such instrument or instruments, the Landlord may, in addition to any right or remedy accruing hereunder, terminate this lease without incurring any liability whatsoever and the estate hereby granted is expressly limited accordingly. The Tenant hereby agrees to attorn to any future owner of the Landlord's interest in the Premises under this Lease, whether such occurs by reason of the dispossession of the Landlord or otherwise, and such shall not constitute a default by Tenant hereunder.

28. ESTOPPEL CERTIFICATES:

28.1.Within fifteen (15) days after request of Landlord, Tenant shall deliver to Landlord a duly executed certificate stating the Termination Date, the Monthly Rent, the amount of any prepaid rent and security deposits, the fact that this Lease is in full force and effect, the fact that this Lease is unmodified (or if modified, the date of the modification), and the fact that Landlord is not in default (or if a default exists, the nature thereof). Failure to timely deliver same shall be conclusive evidence that the Termination Date and Monthly Rent are as set forth herein, no rent has been paid in advance, there is no security deposit, and that there are no modifications or Landlord's defaults. Such certificate will be relied on by Landlord, prospective lenders or prospective purchasers.

28.2.During the term of Lease and any extensions  thereto,  Tenant (and Tenant's
     Guarantor) shall produce current financial statements as requested by Landlord, any prospective purchaser or lender or any lender of record within thirty (30) days of written notification from Landlord, together with an opinion of an independent certified public accountant of recognized standing to the effect that said financial statements have been prepared in conformity with general accepted accounting principles consistently applied and fairly present the financial condition and results of operations of

     Tenant as of and for the periods covered. Tenant acknowledges that this provision is a material element of the Lease without which Landlord would not have entered into this Lease. If Tenant (or Tenant's Guarantor) is a company which is required to make periodic reports to the Securities and Exchange Commission, a copy of Tenant's (or Tenant's Guarantor) most recent publicly disclosed financial statements shall be sufficient for purposes of this Lease.

29. QUIET ENJOYMENT:

     Landlord agrees that Tenant, upon paying the Monthly Rent, all additional rent and all other sums and charges then due and upon performing the covenants and conditions of this Lease to be performed by the Tenant, may enjoy peaceful and quiet possession of the Premises during the term of this Lease.

30. PARKING SPACES:

     Tenant shall have the right to lease six (6) parking spaces within the Building and Zero (-0-) parking spaces off premises. The cost per month of the parking spaces is as set forth in paragraph 1.14 hereof.

31. LANDLORD'S RIGHT TO ALTER COMMON AREAS:

     Landlord shall have exclusive control and management over the common area, and may, from time to time, close any portion of the common area to discourage non-customer use and may use any portion of the common area in connection with any work done by Landlord in the entire Premises, increase, reduce, or change the number, type, size, location, elevation, arrangement, nature, and use of any of the common area, or make any installations or modifications thereof expressly including, but not limited to, additional stories on the entire Premises or any portion thereof, booths, kiosks, temporary or permanent free-standing units and vending devices, or other additions as it deems desirable. Nothing contained herein shall subject Landlord to any liability nor entitle Tenant to any compensation or reduction or abatement of rent for a change of any nature in the common area nor constitute an actual or constructive eviction. Landlord also reserves and shall have the right to change the street address and/or the name of the Building.

32. EXCULPATION

     Notwithstanding anything to the contrary set forth in this Lease, it is specifically understood and agreed by Tenant that there shall be absolutely no personal liability on the part of Landlord, or his successors or assigns with respect to any of the terms, covenants and conditions of this Lease, and Tenant shall look solely to the equity of the current or future owner in the Property for the satisfaction of each and every remedy of Tenant in the events of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord. This exculpation of personal liability is absolute and without any exception whatsoever.

33. SUCCESSORS AND ASSIGNS:

     Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

34. REAL ESTATE COMMISSIONS:

     Tenant states affirmatively that he has not had dealings of any nature with any Real Estate Broker or Salesperson other than the Broker(s) identified in this Section. Tenant further agrees to hold Landlord harmless from the claim for commission, fees, or expenses of any other party including Real Estate Brokers or Salespersons in regard to the obtaining of this Lease.

     Negotiations for this lease were conducted by ICORR Properties Realty Inc., and no other brokers or salespersons were involved in the negotiations of this lease other than as specified herein above. Landlord agrees to hold harmless and indemnify the Tenant from any and all claims for commission by ICORR Properties Realty Inc. or anyone claiming a commission by or through it. Tenant agrees to hold harmless and indemnify The Landlord from any and all claims for commission by anyone claiming by or through Tenant.

35. RADON AND HAZARDOUS WASTE

35.1.RADON  IS  A  NATURALLY   OCCURRING   RADIOACTIVE  GAS  THAT,  WHEN  IT  IS
     ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT. THE FOREGOING NOTICE IS PROVIDED PURSUANT TO ss. 404.056(5), FLORIDA STATUTES (1988), WHICH REQUIRES THAT SUCH NOTICE BE INCLUDED IN CERTAIN REAL ESTATE DOCUMENTS.

35.2.Tenant  shall not place in nor store on or about the  Premises  or Building nor discharge, emit, dispose or release from on or about the Premises or Building, nor allow to be placed onto, stored on or about, or be discharged, emitted, disposed or released from on or about the Premises or Building, any pollutants, hazardous substances or hazardous waste; (as defined by and/or as prohibited by any common law or any federal, state or local statute, regulation, ordinance or other regulatory requirement, including without limitation, any so-called "Superfund" or "Super Lien" legislation, relating to the presence of hazardous waste on, in or about the Premises) and shall indemnify and hold Landlord harmless from and against any and all expense, damage, loss or liability incurred by Landlord as a result of Tenant's breach of this covenant, including, without limitation, any response costs, clean-up costs, environmental investigation and/or feasibility costs, and any and all fines or penalties imposed as a result thereof. Tenant further agrees that, upon request, it shall furnish Landlord with such estoppel or other written information as Landlord may reasonably request with regard to Tenant's compliance with this representation and Tenant acknowledges that the covenants in this paragraph comprise a material inducement for Landlord to enter into this lease without which Landlord would not have done so.


36. ADDITIONAL PROVISION REGARDING LANDLORD'S LIABILITY

     The term "Landlord" as used in this Lease so far as covenants or obligations on the part of Landlord are concerned shall be limited to mean and include only the owner or owners of the Building at the time in question. In the event of any transfer or transfers or conveyances, the then grantor shall automatically be freed and released from all personal liability accruing from and after the date of such transfer or conveyance as respects the performance of any covenant or obligation on the part of Landlord contained in this Lease to be performed. It being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall be binding on the Landlord, its successors and assigns only during and in respect to their respective successive periods of ownership.

37. THE AMERICANS WITH DISABILITIES ACT:

     The Tenant hereby agrees to abide by all of the provisions of The Americans With Disabilities Act, 28 CFR Part 36, highlights of which are attached hereto as Exhibit F.

38. BUILDING RULES AND REGULATIONS:

     Tenant agrees that it shall at all times abide with the Building Rules and Regulations attached hereto as "Exhibit B".

39. PERFORMANCE: No agreement unless it is incorporated into this lease is binding. TIME IS OF THE ESSENCE OF THIS CONTRACT. This lease shall bind and inure to the benefit of the successors and assigns of the parties hereto.

40. ADDITIONAL PROVISIONS: See attached Exhibit D.

     IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease as of the day and year first above written.


WITNESS:                      Landlord:
                                      ONE SARASOTA TOWER INC.


By:/s/ Ian Black
-------------------------
, as Authorized Agent



WITNESS:                      Tenant:
                                    CORE CARE DELAWARE, INC.


By: Lyle
-------------------
as
its:

                                    EXHIBIT A

                             FLOOR PLAN OF PREMISES

                                    EXHIBIT B

                               ONE SARASOTA TOWER


                          BUILDING RULES & REGULATIONS

OPERATING HOURS

Standard operating hours for One Sarasota Tower are from 8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. Saturday. Closed Sunday and all legal holidays. On request of Tenant, Landlord will furnish air conditioning or heating outside of The Standard Building Operating hours as herein defined, provided that Tenant shall reimburse Landlord for the cost to the Landlord of providing such air conditioning or heating. The cost to the Landlord shall be established by multiplying the period of time the air conditioning or heating is supplied by the average kilowatt/hour charged the Landlord by the public utility providing electricity to the building.

1. For off hour entry, security measures have been established. This may mean individual keying, card entry or watchman sign-in stations.

2. Appropriate identification will be required for any persons wishing to enter the building during non-standard operating hours.

BUILDING DIRECTORIES

Directories will be supplied by the Landlord to show the name and location of the Tenants only. One name will be displayed. Additional names must be approved by the Landlord and paid for by the Tenant.

GENERAL CLEANING - General cleaning will be carried out Monday through Friday, holidays excepted, except that end of day Friday cleaning will be carried out on Sundays, to preserve freshness for Monday mornings.

     A. Public Areas

1. All stone, ceramic, tile, marble, terrazzo, composition and other unwaxed flooring shall be swept and washed nightly, using approved unscented dust-down preparations.

2. All wood, vinyl and other similar types of floors to be swept nightly, using dust-down preparations and dry mopped or cleaned with a material specified by the manufacturer to remove any foreign matter. If wax is required, it shall be of the non-skid type and applied monthly.

3. Carpets shall be vacuumed nightly and foreign matter removed with a product specified by the carpet institute compatible with the carpet fibers.

4.   Metal work shall be wiped down nightly and polished monthly if needed.

5. Stairwells shall be checked nightly and swept or washed as needed to be kept neat and clean.

6. Elevator doors shall be wiped down nightly and all finger marks and foreign matter removed both inside and out.

7. Public telephone booths shall be treated as above with special care given to maintain neat telephone books. Spray mouthpiece with disinfectant.

8. Water fountain to be washed nightly with special attention to the areas around the fountain.

9. Plants, sculpture and other decorations shall be polished nightly to remove foreign matter, etc.

10. Public areas shall be policed on a set schedule throughout the day to maintain the desired appearance.

     B. Building Staff Areas

1.   Workshops shall be kept neat.

2.   Slop sinks shall be washed after use.

3.   All service areas shall be given daily attention.

     C. Lavatories

1. Wash all lavatory floors nightly with non-scented disinfectant and remove any foreign matter.

2. Wash tile walls and toilet stall enclosures at least once a week or as necessary.

3.   Clean mirrors, shelves and chrome fixtures nightly.

4.   Wash and disinfect all sinks, urinals and toilets nightly.

5.   Empty all waste paper receptacles nightly.

6. Fill toilet tissue holders and paper towel holders and soap dispensers nightly; also sanitary napkin machines.

7.   Check and report condition of toilet stall handles, locks, etc.

     D. Office Areas

1.   Empty all waste baskets nightly.

2.   Vacuum rugs and carpets and sweep uncarpeted areas nightly.

3.   Hand dust all horizontal surfaces within reach.

4.   Dust wood chair and table rungs and supports nightly.

5.   Vacuum upholstered furniture every two weeks.

6. Once a month all surfaces not within normal reach will be dusted. Vertical surfaces such as doors, walls, cabinets and movable partitions will be wiped down.

7.   Window blinds will be cleaned monthly.

FREIGHT AND LARGE ITEMS

The freight elevator must be used to move items in or out of the building. This requires the Tenant to schedule or notify the building personnel of the need for the elevator so as to eliminate confusion. Every effort will be made to comply but priorities and unforeseen conditions often make compliance difficult.

Any damage done to the premises by the moving of the Tenants' items shall be repaired at the Tenants' expense.

Removal from the Tenant's spaces of large amounts of cartons or debris requiring time of building personnel beyond standard cleaning time will be billed to Tenant.

At times, items leaving the building will be checked by building personnel to ascertain ownership.

TENANT IMPROVEMENTS

All plans and specifications for Tenant fix-up, improvements and any future alterations shall be approved by Landlord.

SIGNS AND DISPLAYS

Each Tenant shall have a sign to identify the business.

For offices, the sign must conform to size and location established for the building.

The design and color must be approved by the Landlord.

Signs cannot be affixed to office entrance doors except in unusual conditions. For retail stores, signs must be compatible with the design of the store front and the surrounding areas. Special attention must be given to color and lighting so as to maintain the design integrity of the building both inside and out.

Signs used within the store and visible to the public must be of a style, material and character in keeping with the building. No paper signs can be used or fastened to the windows. No easels will be permitted in the lobby area in front of the store.

All sign designs shall be approved by Landlord and the Landlord reserves the right to have any signs or displays removed that do not conform to the high standards of the building.


OBSTRUCTION OF TRAFFIC AISLES AND CORRIDORS

All Tenants shall not place any item of furniture or equipment or sign or display or any other item in a corridor or aisle or lobby or any other space, that will impede access or clutter the area. We realize that at times it is necessary to place things outside of the demised premises in order to perform certain tasks. However, we expect that every effort will be made to remove these as fast as possible. If the items remain overlong, the Landlord reserves the right to remove them and will charge the Tenant for handling and storage.

ADVERTISING, PROMOTIONS, ETC.

Neither the name of the building nor the picture of the building shall be used for any type of promotion without consent of the Landlord, which will not be unreasonably withheld. Also advertising, brochures, promotions, etc., which large numbers of people will be arriving or the lobby will be used as a reception or staging area, must be approved by the Landlord. If additional building personnel are needed, a charge will be established for their service.

DAMAGING OR DEFACING PREMISES

The Landlord desires to maintain the building in a first-class condition. To this end, a schedule of repainting and refinishing of all areas will be followed. Any surfaces such as window sills, walls, doors, window coverings etc. damaged by the Tenant or visitors to the Tenant spaces will be repaired by the building and all costs will be billed to the Tenant.

All damages will be repaired as soon as possible to maintain the building appearance.

Tenant shall not do any painting, floor laying, cutting, drilling or other major work in his premises without the consent of the Landlord.

Tenant shall not install any heavy articles such as a safe without express consent of the Landlord. Should it be necessary to reinforce the floor etc. and it is possible, it will be done at Tenant's expense.

WINDOWS, ETC.

The Tenant shall not attach anything to the windows.

Building standard window coverings will be used in all office windows.

Should the Tenant install drapes, they shall be hung on the office side of the standard window coverings and must not be visible from the street.

No obstruction shall be built or placed at the windows that would impede the work of the window washers.

ELECTRONIC DEVICES

We are in the age of electronics and the use of these devices will increase.

It is imperative that all electronic items be controlled so as not to conflict with the operation of equipment in adjoining offices or throughout the building.

The Landlord does not want to be a watchdog in these matters. However, should conflicts be brought to our attention and in an effort to maintain a happy, productive working climate, we will take the necessary action within our power.

VENDING EQUIPMENT AND FOOD

Vending or food service equipment will not be allowed in the office areas. Coffee makers, hot water makers and water coolers are the exception.

                                    EXHIBIT C



                           BUILDING STANDARDS CRITERIA

SPECIFICATIONS

CEILINGS:               Suspended acoustical tile installed over entire net usable area:  2'
                        x 2' module with a reveal edge tile, U.S. Gypsum Co. Acoustone with "Glacier" finish.

FLOORS:                 Carpet installed over entire net usable area; tufted cut pile, 30 oz. 2 ply, nylon Class 1. Direct glued to concrete slab.

BASE:                   Resilient base along all walls within Tenant area;  4" high, cove style, 1/8" thick

INTERIOR PARTITIONS:    Gypsum wallboard supplied at a rate of 65 lin. ft. per 1,000 sq. ft. of net usable area.  Constructed from floor-to-ceiling, 5/8" thickness of gypsum wallboard on either side of a deep metal stud at 2' o.c.  All joints are taped and sanded.

PARTY & CORRIDOR        Gypsum wallboard supplied at a  rate of 65 lin. ft.
PARTITIONS:             per 1,000 sq. ft. of usable area. Constructed from
                        floor-to-structure, 5/8" thickness of fire rated gypsum board on either side of a metal stud at 2' o.c.  Wall cavity is filled with
                        1-1/2" thick sound attenuation blanket.  All joints are taped and sanded.

ENTRY DOORS:            Full height to ceiling supplied at a rate of one door per 2,500 sq. ft. of net usable area.  3-3/4" thick, solid core construction, 3' - 0" wide.
                        Finish is stained Mahogany.  Door frame is drywall type steel, Grade
                        II, Model One, 18 gauge construction.

INTERIOR DOORS:         Full height doors to be supplied at a rate of three doors per 1,000 sq .ft. of net usable area. 8' - 6" high, 1-3/4" thick, solid core construction,
                        3'0" wide.  Finish is stained Mahogany.  Door frame is drywall type steel, Grade II, Model One, 18 gauge construction.

WALL FINISH:            All wall surfaces receive two coats of flat finish latex paint.  All door frames to be painted with two coats of enamel.

WINDOW COVERINGS:       1" narrow slat horizontal blinds in each exterior window.  Building standard color, white baked enamel with all necessary operating hardware.

LIGHT FIXTURES:         2' x 4' lay-in-fluorescent, 3 tube, acrylic parabolic lens fixture supplied at the rate of 12 fixtures per 1,000 sq. ft. of net usable area.

MECHANICAL:             Design conditions provide for 75 cooling in summer and 72 heating in winter.  Cool and warm air exterior zones are supplied through 2" x
                        4'0" linear diffusers along exterior perimeter.  Cool air interior zones are serviced by lay-in diffusers served by 10' of flexible ducts at the rate of 6.5 units per 1,000 sq. ft. of net usable area.

SPRINKLERS:             White enameled semi-recessed pendant heads in accordance with the
                        National Fire Protection Association Guide No. 13 and supplied at a rate of one head per 196 sq. ft. of net usable area.

ELECTRICAL:             Duplex electrical outlets, 110 volts, are supplied at a rate of six per 1,000 sq. ft. of net usable area.  Building standard color with ivory plastic cover plates.  Toggle light switches are supplied at a rate of five per 1,000 sq. ft. of net usable area.  Building standard color with ivory plastic cover plates.

HARDWARE:               Tenant Entrance and Interior Doors
                        Lock - Sargent Lever Handle
                        ALL HARDWARE TO BE US #10 BRASS FINISH

                                    EXHIBIT D

                               SPECIAL PROVISIONS

I.   CONSUMER PRICE INDEX CALCULATION

     At the expiration of each Lease Year, the Base Rent shall be adjusted in accordance with this paragraph. For the purposes of this paragraph, the "Price Index" shall be the Consumer Price Index obtained from the Monthly Labor Review as published by the Bureau of Labor Statistics, United States Department of Labor, United States All Urban Consumers (CPI-U) (1982-84 = 100). For the purposes of computing the adjusted Base Rent, the following formula shall be applied.

     First, the Consumer Price Index shall be determined for the third month prior to the end of the applicable twelve (12) month period of this Lease;

     Second, the Consumer Price Index shall be determined for the third month prior to the beginning of that twelve (12) month period of this Lease;

     Third, a decimal fraction shall be obtained by using the first percentage figure as the numerator and the second percentage figure as the denominator;

     Fourth, the decimal fraction as determined above shall be multiplied by the Base Rent, as the same may have been previously adjusted;

     Fifth, the product of such multiplication shall be the Base Rent for the succeeding twelve (12) month period, until the same shall have been adjusted as set forth herein. The increase in Base Rent shall not in any event be less than three and one-half percent (3.5%), nor greater than five percent (5%).

     Change of Price Index. If the Price Index is changed so that the initial Price Index differs from that used in any succeeding years during the term of this Lease, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Price Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same results as would be obtained if the Price Index had not been discontinued or revised.

II.  CORPORATE TENANT.

     If the Tenant is a corporation, this lease shall not be valid and binding until Tenant has delivered to Landlord a true and correct copy of:

     1) The Articles of Incorporation and Certificate of Good Standing from the State of Delaware, and;
     2) Certificate of Good Standing or Certification of Admission to do business in the State of Florida, if a foreign corporation.

III. LANDLORD UPGRADES/IMPROVEMENTS:

A.   The Premises are leased in an "as is" basis.
B.   Landlord will construct a doorway between Suites 606 and 608.
C.   Landlord will paint the walls in Suite 608.
D. Landlord will redecorate Suite 606 where necessary to have it comply with the Building Standard finish.

                                    EXHIBIT E
                                SHORT-FORM LEASE

     THIS AGREEMENT made this _______ day of _________________, 200_____, by and between ONE SARASOTA TOWER INC., a Florida corporation, (hereinafter referred to as "Landlord") and (herein referred to as Tenant").

                                   WITNESSETH:

     The Landlord, in consideration of the rents reserved and the terms, covenants, agreements, and conditions contained in a certain Lease Agreement between the same parties dated ___________________________________, 20_____ , hereby leases to and Tenant hereby takes from the premises known as Suite , One Sarasota Tower, Sarasota, Florida for the term commencing on _________________, 20_____, as adjusted for completion of Tenant improvements and which lease may be extended or renewed for additional terms of ( ) years each on the terms, covenants, conditions, and agreements contained in the said lease dated ______________________________, 20______.

     The herein described Lease prohibits liability for construction liens against the Landlord's interest in the demised premises, as more particularly set forth in Paragraph 7, Additions and Alterations, of the said lease dated ____________________________, 200__.

Signed, sealed and delivered
in the presence of:

WITNESS:                     Tenant:


By:   /s/ Lyle                     (Seal)
----------------------
        , as President


                             ONE SARASOTA TOWER INC.


By: Timothy S. Novak               (Seal)
----------------------
   , as


STATE OF FLORIDA
COUNTY OF ________________

     The  foregoing  instrument  was  sworn to and  acknowledged  before me this
_______        day        of        _________________,         200____        by
__________________________________________ as its _________________________, who
is personally known to me or who has produced _____________________________________________ as identification and who did (did not) take an oath.

                                         _______________________________________
                                         Notary Public (Seal)
                                         _______________________________________
                                         Print or type Notary Name
                                         State of Florida at Large
                                         My Commission Expires:



STATE OF FLORIDA
COUNTY OF ________________

     The  foregoing  instrument  was  sworn to and  acknowledged  before me this
_______        day        of         _________________,         200___        by
__________________________________________ as its _________________________, who
is personally known to me or who has produced _____________________________________________ as identification and who did (did not) take an oath.

                                         _______________________________________
                                         Notary Public (Seal)
                                         _______________________________________
                                         Print or type Notary Name
                                         State of Florida at Large
                                         My Commission Expires:

                               ASSIGNMENT OF LEASE


     This Assignment of Lease made this ____ day of ________________, 2002, by and between CORE CARE DELAWARE, INC., a Delaware corporation, hereinafter referred to as "Core Care," and SURGICAL SAFETY PRODUCTS, INC., a New York corporation, hereinafter referred to as "SSPI."

                              W I T N E S S E T H :

     WHEREAS, Core Care and One Sarasota Tower Inc. entered into a Lease Agreement (the "Lease") dated March 23, 2001, for Suites 606 and 608 of the building located at Two North Tamiami Trail, Sarasota, Florida, and;

     WHEREAS, Core Care desires to assign all of its right, title and interest in and to the Lease to SSPI; and

     WHEREAS, Core Care and SSPI desire that One Sarasota Tower, Inc., as Landlord, consent to the assignments.

     NOW, THEREFORE, upon the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

(f)  Recitals: The hereinabove set forth recitals are true and correct.

(g) Assignment: Core Care hereby assigns all of its right, title and interest in and to the Lease to SSPI.

(h) Assumption: SSPI hereby assumes the obligations of the Tenant as set forth in the Lease and agrees to abide by all of the terms and conditions of said Lease and to perform any and all obligations as specified therein.

(i) Obligations: Core Care has not been released from the obligations as a Tenant pursuant to the terms of the Lease and shall remain liable for all obligations thereunder as if Core Care remained as a Tenant.

(j) Approval by Landlord: This Assignment is subject to review and approval by the Landlord.





CORE CARE DELAWARE, INC.,
a Delaware corporation

by: Lyle
-------------------

as its:



SURGICAL SAFETY PRODUCTS, INC.,
a New York corporation

By: /s/ Timothy S. Novak
---------------------------------
      Timothy S. Novak, as President



CONSENT:

     One Sarasota Tower Inc., as Landlord, hereby consents to the herein contained Assignment of Lease from Core Care Delaware, Inc., a Delaware corporation, to Surgical Safety Products, Inc., a New York corporation.

One Sarasota Tower

by:  /s/ Ian Black
         Ian Black
         as its Authorized Agent


This instrument prepared by:
J. GEOFFREY PFLUGNER, ESQ.
ICARD, MERRILL, CULLIS, TIMM,
FUREN & GINSBURG, P.A.
2033 Main Street, Suite 101
Sarasota, Florida 34237
(941) 366-5707

                          AMENDMENT TO LEASE AGREEMENT

     This Agreement is made and entered into as of the _____ day of _________________, 2002 between ONE SARASOTA TOWER INC., a Florida corporation, (the "Landlord") and SURGICAL SAFETY PRODUCTS, INC., a New York corporation, (the "Tenant").


                              W I T N E S S E T H :

     WHEREAS,  Landlord and CORE CARE  DELAWARE,  INC.,  a Delaware  corporation
("Core Care"), entered into a Lease Agreement (the "Lease") dated March 23, 2001, for Suites 606 and 608 of the building located at Two North Tamiami Trail, Sarasota, Florida; and

     WHEREAS, Core Care assigned all of its right, title and interest in and to said Lease to Tenant about May 8, 2002; and

     WHEREAS, Tenant desires to amend the Lease to delete Unit 606.

     NOW THEREFORE, upon the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

(k) Release: Upon the performance of all of the terms and conditions contained below, Tenant shall be released from its obligations pursuant to the Lease as to Unit 606; provided, however, that all payments due under the Lease are paid in full, and Tenant is not in default under any of the terms or conditions of the Lease.

(l)  Surrender Date: Tenant shall vacate Unit 606 on or before June 1, 2002.

(m) Separation of Units: Tenant shall pay all expenses incurred for replacing the wall between Units 606 and 608.

(n) Parking: Tenant shall cease occupancy of three (3) of its parking spaces. Tenant shall retain occupancy o three (3) parking spaces, for which it shall pay $45.00 per month, per space.

(o) Leasing Fee: Tenant shall pay to ICORR Property Realty, Inc., a Leasing Fee in the amount of $6,745.14.

(p) Rent: The monthly base rent for Unit 608, beginning June 1, 2002, shall be $4,446.48, plus sales tax. Future rent escalations shall be calculated according to the provisions contained in the Lease.

(q) Security Deposit: Tenant currently has on deposit with Landlord a Security Deposit in the amount of $7,070.00. Landlord shall retain $4,180.00 as a Security Deposit for Unit 608, and shall apply the balance of $2,890.00 toward payment of the costs of replacing the wall between Units 606 and 608, and the Leasing Fee.


(r) Parker Walter Group Lease: This Agreement is conditioned upon the execution by the Parker Walter Group, Inc. of a new lease for Unit 606, effective June 1, 2002.

     Except as specifically modified herein, the terms of the Lease will remain in full force and effect. Any terms not defined herein shall have the same meaning as the definition of that term in the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be duly executed the date first above written, by their officers or parties thereunto duly authorized.


                                              LANDLORD:

WITNESSES:                                    ONE SARASOTA TOWER INC.

                                              /s/ Ian Black
                                              ------------------------
Witness Signature                             Ian Black, as its Authorized Agent

Witness Printed Name

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Witness Signature
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Witness Printed Name

                                              TENANT:

                                              SURGICAL SAFETY PRODUCTS, INC.


                                              /s/ Timothy S. Novak
                                              -------------------------
Witness Signature                             By Timothy S. Novak, as President

Witness Printed Name

_______________________________
Witness Signature
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Witness Printed Name